                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Symbol Technologies, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Greenquist, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                  (1)      The Report fully complies with the requirements of
         Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                     Date: February 25, 2004


                                     /s/  Mark T. Greenquist
                                     ---------------------------------
                                     Mark T. Greenquist
                                     Senior Vice President and Chief Financial
                                     Officer






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